Exhibit 10-2

                SEVENTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT

     This Seventh Amendment and Consent to Credit Agreement (herein, the "Amendment") is entered into as of February 13, 2009, among CalAmp Corp., a Delaware corporation (the "Borrower"), the lenders party hereto (herein, the "Lenders"), and Bank of Montreal, as administrative agent for the Lenders (the "Administrative Agent").

                            PRELIMINARY STATEMENTS:

     A. The Borrower, certain subsidiaries of the Borrower, as guarantors, the Administrative Agent, and the other Lenders have entered into that certain Credit Agreement dated as of May 26, 2006 (such Credit Agreement, as the same has been or may be amended, modified or restated from time to time, hereinafter referred to as the "Credit Agreement"). All defined terms used herein shall have the same meaning as in the Credit Agreement unless otherwise defined herein.

     B. The Borrower has requested that the Lenders (i) amend the financial covenants, (ii) consent to an accelerated repayment schedule of the EchoStar Note, and (iii) make certain other amendments to the Credit Agreement, and the Required Lenders are willing to so consent and so amend the Credit Agreement, all in the manner and on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.     CONSENT.

     The Borrower has requested that the Lenders consent to an accelerated repayment schedule for the EchoStar Note, such that the Borrower shall repay the EchoStar Note by $20.00 per unit with respect to the first 120,000 units of the so-called DPP Triples sold to EchoStar Technologies Corporation beginning January 1, 2009. By signing below, the Lenders hereby consent to, and only consent to, the accelerated repayment schedule set forth above, provided that the Borrower and its Subsidiaries satisfy the conditions precedent set forth in Section 3 below.

SECTION 2.     AMENDMENTS.

     Subject to the satisfaction of the conditions precedent set forth in
Section 4 below, the Credit Agreement shall be and hereby is amended as follows:

     2.1. Section 1.8(a) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                Section 1.8. Maturity of Loans. (a)Scheduled Payments of Term Loans. The Borrower shall make principal payments on the Term Loans in installments on the last day of each March, June, September, and December in each year (and a special one-time payment on February 28, 2009), with the amount of each such principal installment to equal the amount set forth in Column B below shown opposite of the relevant due date as set forth in Column A below:

                      Column A                    Column B

                                               Scheduled Principal
                    Payment Date              Payment on Term Loans

                      02/28/09                      $150,000
                      03/31/09                    $1,250,000
                      06/30/09                    $1,600,000
                      09/30/09                    $1,600,000

           , it being agreed that the final payment of both principal and interest not previously paid on the Term Loans shall be due and payable on December 31, 2009 (the "Term Loan Maturity Date"). Each such principal payment shall be applied to the Lenders holding the Term Loans pro rata based upon their Term Loan Percentages.

     2.2. Section 1.9 (Prepayments) of the Credit Agreement shall be amended by inserting a new clause (v) into Section 1.9(b) to read as follows:

                (v) By no later than February 13, 2009, with respect to January 2009, and by no later than 7 days after the last day of each fiscal month ending thereafter, the Borrower shall prepay the Term Loans in an aggregate amount equal to the product of $7.50 multiplied by the number of units of the so-called DPP Triples sold to EchoStar Technologies Corporation during such fiscal month; provided, however, that such prepayment calculation shall only include the first 120,000 units of the so-called DPP Triples sold to EchoStar Technologies Corporation since January 1, 2009.

     2.3. The definition of Net Income appearing in Section 5.1 shall be amended and restated to read as follows:

                "Net Income" means, with reference to any period, the net income (or net loss) of the Borrower and its Subsidiaries for such period computed on a consolidated basis in accordance with GAAP; provided that there shall be excluded from Net Income (a) the net income (or net loss) of any Person (other than a Subsidiary) in which the Borrower or any of its Subsidiaries has a equity interest in, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of its Subsidiaries during such period,
           (b) any extraordinary gains or losses in accordance with GAAP (and the tax effects thereof), (c) one-time, non-recurring, non-operating gains and losses approved in writing by the Administrative Agent, (d) all non-cash income and (e) any proceeds from the settlement of the Rogers Corporation litigation.

     2.4. Section 8.21 (Financial Covenants) shall be amended and restated in its entirety to read as follows:

                Section 8.21. Financial Covenants. (a) Total Leverage Ratio. Reserved.

                (b)  Tangible Net Worth.  Reserved

                (c)  Fixed Charge Coverage Ratio.  Reserved.

                (d) Minimum EBITDA. The Borrower shall not, as of the last day of each period set forth below, permit EBITDA for such period to be less than:

                                                  EBITDA SHALL
                       PERIOD                   NOT BE LESS THAN:

           12 Months ending 2/28/2009                $364,000
           12 Months ending 5/30/2009             ($1,064,000)
           12 Months ending 8/29/2009               ($473,000)
           12 Months ending 11/28/2009             $1,210,000

                (e) Minimum Sales of Wireless DataCom Division. As of the last day of each fiscal month set forth below, the Borrower shall not permit sales of the Wireless DataCom Division for the past three (3) months to be less than:

                                       SALES OF WIRELESS DIVISION SHALL
              FISCAL MONTH ENDING             NOT BE LESS THAN:

                    1/24/2009                   $12,844,000
                    2/28/2009                   $13,005,000
                    3/28/2009                   $13,770,000
                    4/25/2009                   $14,195,000
                    5/30/2009                   $13,430,000
                    6/27/2009                   $13,770,000
                    7/25/2009                   $14,025,000
                    8/29/2009                   $14,450,000
                    9/26/2009                   $14,875,000
                   10/24/2009                   $15,300,000
                   11/28/2009                   $15,725,000
                   12/26/2009                   $15,640,000

SECTION 3.     CONDITIONS PRECEDENT.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

     3.1. The Borrower, the Administrative Agent and the Required Lenders shall have executed and delivered this Amendment.

     3.2. The Administrative Agent shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Administrative Agent or its counsel may reasonably request.

     3.3. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

     3.4. The Guarantors shall have executed their reaffirmation, acknowledgment, and consent in the space provided for that purpose below.

     3.5. The Borrower shall have paid any invoices for professional services rendered on behalf of the Administrative Agent, including legal fees.

SECTION 4.     REPRESENTATIONS.

     In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof after giving effect to this Amendment the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects, except to the extent the same expressly relate to an earlier date (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Administrative Agent) and the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 5.     MISCELLANEOUS.

     5.1. The Borrower and the Guarantors heretofore executed and delivered to the Administrative Agent certain Collateral Documents and the Borrower hereby, and the Guarantors by signing below, acknowledge and agree, that, notwithstanding the execution and delivery of this Amendment, the Collateral Documents remain in full force and effect and the rights and remedies of the Agent and the Lenders, the obligations of the Borrower and the Guarantors thereunder and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

     5.2. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     5.3. The Borrower agrees to pay on demand all reasonable costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent.

     5.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of New York.

     5.5. FOR VALUE RECEIVED, INCLUDING WITHOUT LIMITATION, THE AGREEMENTS OF THE LENDERS IN THIS AGREEMENT, THE BORROWER HEREBY RELEASES THE ADMINISTRATIVE AGENT AND EACH LENDER, ITS CURRENT AND FORMER SHAREHOLDERS, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, ATTORNEYS, CONSULTANTS, AND PROFESSIONAL ADVISORS (COLLECTIVELY, THE "RELEASED PARTIES") OF AND FROM ANY AND ALL DEMANDS, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, ACTS AND OMISSIONS, LIABILITIES, AND OTHER CLAIMS OF EVERY KIND OR NATURE WHATSOEVER, BOTH IN LAW AND IN EQUITY, KNOWN OR UNKNOWN, WHICH THE BORROWER HAS OR EVER HAD AGAINST THE RELEASED PARTIES, INCLUDING, WITHOUT LIMITATION, THOSE ARISING OUT OF THE EXISTING FINANCING ARRANGEMENTS BETWEEN THE BORROWER AND THE LENDERS, AND THE BORROWER FURTHER ACKNOWLEDGES THAT, AS OF THE DATE HEREOF, IT DOES NOT HAVE ANY COUNTERCLAIM, SET-OFF, OR DEFENSE AGAINST THE RELEASED PARTIES, EACH OF WHICH THE BORROWER HEREBY EXPRESSLY WAIVES.

                      [SIGNATURE PAGE TO FOLLOW]

     This Seventh Amendment and Consent to Credit Agreement is entered into as of the date and year first above written.

                                 "BORROWER"

                                 CALAMP CORP.

                                 By /s/  Richard K. Vitelle
                                   ------------------------
                                   Name:  Richard K. Vitelle
                                   Title:  Vice President of Finance

     Accepted and agreed to by the Lenders.

                                 "LENDERS"

                                 BANK OF MONTREAL, acting through its Chicago
                                   Branch, in its individual capacity as a
                                   Lender, as L/C Issuer, and as
                                   Administrative Agent

                                 By /s/  Geoffrey McConnell
                                   ------------------------
                                   Name  Geoffrey McConnell
                                   Title  Managing Director


                                 UNION BANK OF CALIFORNIA, N.A.

                                 By /s/  Daniel J. Isenberg
                                   ------------------------
                                   Name  Daniel J. Isenberg
                                   Title  Vice President


                                 BANK OF THE WEST

                                 By /s/
                                   ------------------------
                                   Name
                                   Title


             REAFFIRMATION, ACKNOWLEDGEMENT AND CONSENT OF GUARANTORS

     Each of the undersigned, the Guarantors, heretofore executed and delivered to the Administrative Agent, on behalf of the Lenders, the Credit Agreement or an Additional Guarantor Supplement. Each of the undersigned hereby consents to the Seventh Amendment and Consent to Credit Agreement (the "Amendment") set forth above and confirms that its Guaranty, and all obligations of the undersigned thereunder, remains in full force and effect. Each of the undersigned further agrees that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained. Each of the undersigned acknowledges that the Lenders are relying on the assurances provided herein in entering into the Amendment.

                                 "GUARANTORS"

                                 CALAMP SOLUTIONS HOLDINGS, INC.

                                 By /s/  John H. Bates
                                   ------------------------
                                   Name:  John H. Bates
                                   Title:  President

                                 CALAMP SOLUTIONS, INC.

                                 By /s/  John H. Bates
                                   Name:  John H. Bates
                                   Title:  President

                                 DATARADIO HOLDINGS, INC.

                                 By /s/  Garo Sarkissian
                                   ------------------------
                                   Name:  Garo Sarkissian
                                   Title:  President

                                 DATARADIO CORPORATION

                                 By /s/  Richard K. Vitelle
                                   ------------------------
                                   Name:  Richard K. Vitelle
                                   Title:  Treasurer

                                 DATARADIO COR LTD.

                                 By /s/  Garo Sarkissian
                                     ------------------------
                                   Name:  Garo Sarkissian
                                   Title:  President